Write-down of ginseng crops and inventory	12 Months Ended
Dec. 31, 2011
Inventory Disclosure [Abstract]
Write-down of ginseng crops and inventory
7.	Write-down of ginseng crops and inventory

	2011	2010	2009

Write-down of ginseng crops	$-	$170	$450
Write-down of inventory	200	-	64
	$200	$170	$514

For the year ended December 31, 2011, the Company recorded a write-down of $200,000 on the inventory that was harvested at the end of 2011. This write-down was recorded due to lower than expected sales prices on the Company’s final harvest which reduced the estimated net realizable value as at December 31, 2011. This write-down brought the cumulative written down amount on the final harvest to $820,000. This is primarily due to the Company harvesting three-year-old crops that would normally have been allowed to mature another year and due to the final year's harvest absorbing a greater proportion of farm overhead costs.

For the year ended December 31, 2010, the Company recorded a write-down of $170,000 on the ginseng crops that were eventually harvested at the end of 2011. This write-down was recorded due to frost at one of the Company’s farm locations which harmed the ginseng crops and reduced the expected yield from that location which in turn reduced the net realizable value of those ginseng crops.

For the year ended December 31, 2009, the Company recorded a write-down of $450,000 on the ginseng crops that were eventually harvested at the end of 2011. The net realizable value of those crops was estimated based on sales prices at the time and the estimated future yields, quality and costs to bring the crops to harvest. The Company also recorded a write-off of $64,000 on ginseng fibres from prior harvests as the ability of the Company to sell these specific ginseng fibres was uncertain.

[1]

[1]	Stated in Canadian dollars except tabular amounts in thousands of Canadian dollars